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CHUBB GROUP OF INSURANCE COMPANIES                   DECLARATIONS
                                                     FINANCIAL INSTITUTION INVESTMENT
15 Mountain View Road, Warren, New Jersey 07059      COMPANY ASSET PROTECTION BOND

NAME OF ASSURED (including its SUBSIDIARIES):        Bond Number: 81458705


EXCELSIOR VENTURE PARTNERS III, LLC
                                                     FEDERAL INSURANCE COMPANY

                                                     Incorporated under the laws of Indiana
225 HIGH RIDGE ROAD                                  a stock insurance company herein called the COMPANY
STAMFORD, CT 06905                                   Capital Center, 251 North Illinois, Suite 1100
                                                     Indianapolis, IN 46204-1927

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ITEM 1.   BOND PERIOD:     from   12:01 a.m. on April 6, 2008
                           to     12:01 a.m. on April 6, 2009

ITEM 2.   LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

          If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS UNDER INSURING CLAUSE 1. SUSTAINED BY ANY INVESTMENT COMPANY.


                                                                  DEDUCTIBLE
INSURING CLAUSE                            LIMIT OF LIABILITY       AMOUNT
---------------                            ------------------     ----------
1.   Employee                               $    6,000,000        $       0
2.   On Premises                            $    6,000,000        $  50,000
3.   In Transit                             $    6,000,000        $  50,000
4.   Forgery or Alteration                  $    6,000,000        $  50,000
5.   Extended Forgery                       $    6,000,000        $  50,000
6.   Counterfeit Money                      $    6,000,000        $  50,000
7.   Threats to Person                      $    6,000,000        $  50,000
8.   Computer System                        $    6,000,000        $  50,000
9.   Voice Initiated Funds Transfer
     Instruction                            $    6,000,000        $  50,000
10.  Uncollectible Items of Deposit         $      100,000        $  10,000
11.  Audit Expense                          $       25,000        $   5,000

ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:

            1 -- 5


IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.


ICAP Bond (5-98) - Federal
Form 17-02-1421 (Ed. 5-98) Page 1 of 1

                              The COMPANY, in consideration of payment of the required premium, and in reliance on the
                              APPLICATION  and all  other  statements  made  and
                              information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

INSURING CLAUSES

EMPLOYEE                      1.  Loss resulting directly from LARCENY or
                                  EMBEZZLEMENT committed by any EMPLOYEE, alone or in collusion with others.

ON PREMISES                   2.  Loss of  PROPERTY  resulting  directly  from
                                  robbery,  burglary, false pretenses, common
                                  law  or  statutory  larceny,   misplacement,
                                  mysterious   unexplainable    disappearance,
                                  damage,  destruction  or  removal,  from the
                                  possession,   custody   or  control  of  the
                                  ASSURED, while such PROPERTY is lodged or deposited at premises located anywhere.

IN TRANSIT                    3.  Loss of PROPERTY resulting directly from
                                  common    law    or    statutory    larceny,
                                  misplacement,    mysterious    unexplainable
                                  disappearance, damage or destruction, while the PROPERTY is in in transit anywhere:

                                  a. in an armored motor vehicle, including loading and unloading thereof,

                                  b. in the custody of a natural person acting as a messenger of the ASSURED, or

                                  c.   in the custody of a TRANSPORTATION
                                       COMPANY and being transported in a
                                       conveyance other than an armored motor
                                       vehicle provided, however, that covered
                                       PROPERTY transported in such manner is
                                       limited to the following:

                                      (1)  written records,

                                      (2)  securities issued in registered form,
                                           which are not endorsed or are
                                           restrictively endorsed, or

                                      (3)  negotiable instruments not payable to
                                           bearer, which are not endorsed or are
                                           restrictively endorsed.

                                  Coverage  under this INSURING  CLAUSE begins
                                  immediately  on the receipt of such PROPERTY
                                  by  the  natural  person  or  TRANSPORTATION
                                  COMPANY and ends  immediately on delivery to
                                  the  premises  of  the  addressee  or to any
                                  representative   of  the  addressee  located
                                  anywhere.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 1 of 19

INSURING CLAUSES
(CONTINUED)

FORGERY OR ALTERATION         4.  Loss resulting directly from:

                                  a.  FORGERY  on,  or   fraudulent   material
                                      alteration  of,  any bills of  exchange,
                                      checks,       drafts,       acceptances,
                                      certificates  of  deposits,   promissory
                                      notes, due bills,  money orders,  orders
                                      upon  public   treasuries,   letters  of
                                      credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                                  b.  transferring,  paying or delivering  any
                                      funds or other PROPERTY, or establishing
                                      any   credit  or  giving  any  value  in
                                      reliance  on any  written  instructions,
                                      advices or applications  directed to the
                                      ASSURED authorizing or acknowledging the
                                      transfer,  payment,  delivery or receipt
                                      of  funds  or  other   PROPERTY,   which
                                      instructions,  advices  or  applications
                                      fraudulently   purport   to   bear   the
                                      handwritten signature of any customer of
                                      the   ASSURED,    or    shareholder   or
                                      subscriber  to shares  of an  INVESTMENT
                                      COMPANY, or of any financial institution
                                      or  EMPLOYEE  but  which   instructions,
                                      advices or  applications  either  bear a
                                      FORGERY   or  have   been   fraudulently
                                      materially altered without the knowledge
                                      and    consent    of   such    customer,
                                      shareholder,    subscriber,    financial
                                      institution or EMPLOYEE;

                                  excluding,  however, under this INSURING
                                  CLAUSE any loss covered  under  INSURING
                                  CLAUSE 5. of this  Bond,  whether or not
                                  coverage  for  INSURING   CLAUSE  5.  is
                                  provided for in the DECLARATIONS of this Bond.
                                  For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

EXTENDED FORGERY              5.  Loss resulting directly from the ASSURED
                                  having,   in  good  faith,  and  in  the
                                  ordinary course of business, for its own account or the account of others in any capacity:

                                  a.  acquired, accepted or received, accepted
                                      or received, sold or delivered, or given
                                      value,   extended   credit  or   assumed
                                      liability,  in reliance on any  original
                                      SECURITIES,  DOCUMENTS OR OTHER  WRITTEN
                                      INSTRUMENTS which prove to:

                                      (1)  bear a FORGERY or a fraudulently
                                           material alteration,

                                      (2)  have been lost or stolen, or

                                      (3)  be COUNTERFEIT, or

                                  b.  guaranteed in writing or witnessed any
                                      signatures on any transfer,  assignment,
                                      bill  of  sale,   power   of   attorney,
                                      guarantee,    endorsement    or    other
                                      obligation  upon or in  connection  with
                                      any   SECURITIES,   DOCUMENTS  OR  OTHER
                                      WRITTEN INSTRUMENTS.

                                  Actual  physical  possession,  and continued
                                  actual  physical   possession  if  taken  as
                                  collateral, of such SECURITIES, DOCUMENTS OR
                                  OTHER  WRITTEN  INSTRUMENTS  by an EMPLOYEE,
                                  CUSTODIAN, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 2 of 19

INSURING CLAUSES

EXTENDED FORGERY                  For the purpose of this INSURING  CLAUSE,  a
(CONTINUED)                       mechanically  reproduced facsimile signature
                                  is  treated   the  same  as  a   handwritten
                                  signature.

COUNTERFEIT MONEY             6.  Loss  resulting  directly from the receipt by
                                  the ASSURED in good faith of any COUNTERFEIT money.

THREATS TO PERSON             7.  Loss  resulting  directly  from  surrender of
                                  PROPERTY  away from an office of the ASSURED
                                  as a result of a threat  communicated to the
                                  ASSURED to do bodily  harm to an EMPLOYEE as
                                  defined in Section 1.e.  (1), (2) and (5), a
                                  Relative or invitee of such  EMPLOYEE,  or a
                                  resident of the household of such  EMPLOYEE,
                                  who is, or allegedly  is, being held captive
                                  provided,   however,   that   prior  to  the
                                  surrender of such PROPERTY:
                                  a.  the  EMPLOYEE who receives the threat has
                                      made a  reasonable  effort  to notify an
                                      officer  of  the   ASSURED  who  is  not
                                      involved in such threat, and
                                  b.  the ASSURED has made a reasonable effort
                                      to   notify   the   Federal   Bureau  of
                                      Investigation  and local law enforcement
                                      authorities concerning such threat.
                                  It is  agreed  that  for  purposes  of  this
                                  INSURING   CLAUSE,   any   EMPLOYEE  of  the
                                  ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

COMPUTER SYSTEM               8.  Loss resulting directly from fraudulent:
                                  a.  entries of data into, or
                                  b.  changes of data elements or programs
                                      within,
                                  a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                                      (1)  funds or other property to be
                                           transferred, paid or delivered,
                                      (2)  an account of the ASSURED or of its
                                           customer to be added, deleted,
                                           debited or credited, or
                                      (3)  an unauthorized account or a
                                           fictitious account to be debited
                                           or credited.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 3 of 19

INSURING CLAUSES
(CONTINUED)

VOICE INITIATED FUNDS         9.  Loss  resulting  directly from VOICE INITIATED
TRANSFER INSTRUCTION              FUNDS TRANSFER  INSTRUCTION directed   to  the
                                  ASSURED authorizing the transfer of dividends
                                  or redemption proceeds of INVESTMENT COMPANY
                                  shares from a CUSTOMER'S  account,  provided
                                  such   VOICE    INITIATED   FUNDS   TRANSFER
                                  INSTRUCTION was:
                                  a.  received at the ASSURED'S offices by those
                                      EMPLOYEES of the ASSURED specifically
                                      authorized to receive the VOICE INITIATED
                                      FUNDS TRANSFER INSTRUCTION,
                                  b.  made by a person purporting to be a
                                      CUSTOMER, and
                                  c.  made by said person for the purpose of
                                      causing   the  ASSURED  or  CUSTOMER  to
                                      sustain  a loss or  making  an  improper
                                      personal  financial gain for such person
                                      or any other person.
                                  In order for  coverage  to apply  under this
                                  INSURING  CLAUSE,  all VOICE INITIATED FUNDS
                                  TRANSFER  INSTRUCTIONS  must be received and
                                  processed in accordance  with the Designated
                                  Procedures   outlined  in  the   APPLICATION
                                  furnished to the COMPANY.

UNCOLLECTIBLE ITEMS OF        10. Loss  resulting   directly  from  the  ASSURED
DEPOSIT                           having credited  an account  of a  customer,
                                  shareholder  or  subscriber  on the faith of
                                  any  ITEMS  OF  DEPOSIT  which  prove  to be
                                  uncollectible,  provided  that the crediting
                                  of such account causes:
                                  a.   redemptions or withdrawals to be
                                       permitted,
                                  b.   shares to be issued, or
                                  c.   dividends to be paid,
                                  from an account of an INVESTMENT COMPANY.
                                  In order for  coverage  to apply  under this
                                  INSURING CLAUSE, the ASSURED must hold ITEMS
                                  OF DEPOSIT  for the  minimum  number of days
                                  stated in the APPLICATION  before permitting
                                  any redemptions or withdrawals,  issuing any
                                  shares or paying any dividends  with respect
                                  to such ITEMS OF DEPOSIT.
                                  ITEMS  OF   DEPOSIT   shall  not  be  deemed
                                  uncollectible until the ASSURED'S standard collection procedures have failed.

AUDIT EXPENSE                 11. Expense  incurred by the ASSURED for that part
                                  of  the  cost  of  audits  or   examinations
                                  required  by  any  governmental   regulatory
                                  authority or self-regulatory organization to
                                  be conducted by such authority, organization
                                  or  their   appointee   by   reason  of  the
                                  discovery of loss sustained by the ASSURED and covered by this Bond.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 4 of 19

GENERAL AGREEMENTS

ADDITIONAL COMPANIES          A.  If more than one corporation, or INVESTMENT
INCLUDED AS ASSURED               COMPANY, or any combination of them is
                                  included as the ASSURED herein:
                                  (1)  The total  liability of the COMPANY under
                                       this Bond for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable under this Bond if all such loss were sustained by any one of them.

                                  (2)  Only the first named ASSURED shall be
                                       deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The COMPANY shall furnish each INVESTMENT COMPANY with a copy of the Bond and with any amendment thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of the settlement of each such claim prior to the execution of such settlement.

                                  (3) The COMPANY shall not be responsible for the proper application of any payment made hereunder to the first named ASSURED.

                                  (4) Knowledge possessed or discovery made by any partner, director, trustee, officer or supervisory employee of any ASSURED shall constitute knowledge or discovery by all the ASSUREDS for the purposes of this Bond.

                                  (5) If the first named ASSURED ceases for any reason to be covered under this Bond, then the ASSURED next named on the
                                       APPLICATION    shall    thereafter    be
                                       considered as the first named ASSURED for the purposes of this Bond.

REPRESENTATION MADE           B.  The ASSURED  represents  that all  information
BY ASSURED                        it has furnished in the APPLICATION for  this
                                  Bond or  otherwise  is  complete,  true  and
                                  correct.    Such   APPLICATION   and   other
                                  information constitute part of this Bond.

                                  The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                                  Any intentional misrepresentation, omission,
                                  concealment  or  incorrect  statement  of  a
                                  material   fact,  in  the   APPLICATION   or
                                  otherwise, shall be grounds for recision of this Bond.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 5 of 19

GENERAL AGREEMENTS
(CONTINUED)

ADDITIONAL OFFICES OR         C.  If the  ASSURED, other  then  an INVESTMENT
EMPLOYEES - CONSOLIDATION,        COMPANY, while  this Bond is in force, merges
MERGER OR PURCHASE OR             or consolidates with, or purchases or acquires
ACQUISITION OF ASSETS OR          assets or liabilities of another institution,
LIABILITIES - NOTICE TO           the  ASSURED  shall not  have  the coverage
COMPANY                           afforded under this Bond for loss which has:
                                  (1)  occurred or will occur on premises, or

                                  (2)  been caused or will be caused by an
                                       employee, or

                                  (3)  arisen or will arise out of the  assets
                                       or liabilities,
                                  of such institution, unless the ASSURED:
                                       a.  gives the COMPANY written  notice of
                                           the proposed consolidation, merger or
                                           purchase  or  acquisition of assets
                                           or liabilities prior to the  proposed
                                           effective date of such action, and
                                       b.  obtains the written consent of the
                                           COMPANY to extend some or all of the
                                           coverage  provided by  this Bond  to
                                           such additional exposure, and
                                       c.  on obtaining such consent, pays to
                                           the COMPANY an additional premium.

CHANGE OF CONTROL -           D.  When the ASSURED learns of a change in control
NOTICE TO COMPANY                 (other than  in an  INVESTMENT  COMPANY),  as
                                  set  forth  in  Section  2(a)(9) of the
                                  Investment Company Act of 1940, the ASSURED shall within sixty (60) days give written notice to the COMPANY setting forth:
                                  (1)  the names of the transferors and
                                       transferees (or the names of the
                                       beneficial owners if the voting
                                       securities are registered in another
                                       name),
                                  (2)  the total number of voting securities
                                       owned by the transferors and the
                                       transferees (or the beneficial owners),
                                       both immediately before and after the
                                       transfer, and
                                  (3)  the total number of outstanding voting
                                       securities.
                                  Failure to give the required notice shall result in termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.

COURT COSTS AND               E.  The  COMPANY  will indemnify  the ASSURED for
ATTORNEYS' FEES                   court costs and  reasonable  attorneys'  fees
                                  incurred and paid by the ASSURED in defense, whether or not successful, whether or not fully litigated on the merits and whether or not settled, of any claim, suit or legal proceeding with respect to which the ASSURED would be entitled to recovery under this Bond. However, with respect to INSURING
                                  CLAUSE 1., this Section shall only apply in the event that:
                                  (1)  an  EMPLOYEE  admits to being  guilty of
                                       LARCENY OR EMBEZZLEMENT,
                                  (2)  an EMPLOYEE is adjudicated to be guilty
                                       of LARCENY OR EMBEZZLEMENT, or

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 6 of 19

GENERAL AGREEMENTS
(CONTINUED)

COURT COSTS AND                   (3)  in  the  absence of 1 or 2  above, an
ATTORNEYS' FEES                        arbitration panel agrees, after a review
(CONTINUED)                            of an agreed  statement of facts between
                                       the  COMPANY  and the  ASSURED,  that an
                                       EMPLOYEE   would  be  found   guilty  of
                                       LARCENY OR EMBEZZLEMENT if such EMPLOYEE were prosecuted.

                                  The ASSURED  shall  promptly  give notice to
                                  the  COMPANY  of  any  such  suit  or  legal
                                  proceeding and at the request of the COMPANY
                                  shall  furnish  copies of all  pleadings and
                                  pertinent papers to the COMPANY. The COMPANY
                                  may,  at its sole  option,  elect to conduct
                                  the  defense  of all or part  of such  legal
                                  proceeding. The defense by the COMPANY shall
                                  be  in  the  name  of  the  ASSURED  through
                                  attorneys  selected  by  the  COMPANY.   The
                                  ASSURED   shall   provide   all   reasonable
                                  information and assistance as required by the COMPANY for such defense.

                                  If  the  COMPANY   declines  to  defend  the
                                  ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                                  If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                                  If the amount  demanded  in any such suit or
                                  legal  proceeding  is in excess of the LIMIT
                                  OF  LIABILITY  stated  in  ITEM  2.  of  the
                                  DECLARATIONS  for  the  applicable  INSURING
                                  CLAUSE,  the  COMPANY'S  liability for court
                                  costs  and   attorney's   fees  incurred  in
                                  defending  all or part of such suit or legal
                                  proceedings  is limited to the proportion of
                                  such  court   costs  and   attorney's   fees
                                  incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                                  If the amount  demanded  is any such suit or
                                  legal   proceeding   is  in  excess  of  the
                                  DEDUCTIBLE  AMOUNT,  if any,  but within the
                                  LIMIT OF LIABILITY  stated in ITEM 2. of the
                                  DECLARATIONS  for  the  applicable  INSURING
                                  CLAUSE,  the  COMPANY'S  liability for court
                                  costs  and   attorney's   fees  incurred  in
                                  defending  all or part of such suit or legal
                                  proceedings   shall   be   limited   to  the
                                  proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                                  Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 7 of 19

CONDITIONS AND
LIMITATIONS

DEFINITIONS                   1.  As used in this Bond:
                                  a.   COMPUTER SYSTEM means a computer and all
                                       input,   output,  processing,   storage,
                                       off-line    media     libraries,     and
                                       communication   facilities   which   are
                                       connected to the computer and which are under the control and supervision of the operating system(s) or application(s) software used by the ASSURED.

                                  b.   COUNTERFEIT means an imitation of an
                                       actual valid original which is intended
                                       to deceive and be taken as the original.

                                  c.   CUSTODIAN means the institution
                                       designated by an INVESTMENT COMPANY to maintain possession and control of its assets.

                                  d. CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an INVESTMENT COMPANY which has a written agreement with the ASSURED for VOICE INITIATED FUNDS TRANSFER INSTRUCTION.

                                  e.   EMPLOYEE means:

                                  (1)  an officer of the ASSURED,

                                  (2)  a natural person while in the regular
                                       service of the ASSURED  at any of the
                                       ASSURED'S  premises and   compensated
                                       directly by the ASSURED through its
                                       payroll  system and  subject to the
                                       United  States   Internal   Revenue
                                       Service  Form  W-2  or   equivalent
                                       income  reporting  plans  of  other
                                       countries, and whom the ASSURED has
                                       the  right to  control  and  direct
                                       both  as  to  the   result   to  be
                                       accomplished  and details and means
                                       by    which    such    result    is
                                       accomplished  in the performance of
                                       such service,

                                  (3)  a guest student  pursuing studies or
                                       performing duties in any of the
                                       ASSURED'S premises,

                                  (4)  an attorney   retained   by   the
                                       ASSURED  and an  employee  of  such
                                       attorney while either is performing
                                       legal services for the ASSURED,

                                  (5)  a natural person  provided by an
                                       employment contractor to
                                       perform employee duties for the
                                       ASSURED    under   the    ASSURED'S
                                       supervision at any of the ASSURED'S
                                       premises,

                                  (6)  an employee of an institution merged
                                       or consolidated with the ASSURED
                                       prior to the effective date of this
                                       Bond,

                                  (7)  a director or trustee of the ASSURED,
                                       but  only  while   performing  acts
                                       within  the scope of the  customary
                                       and usual  duties of any officer or
                                       other  employee  of the  ASSURED or
                                       while  acting  as a  member  of any
                                       committee duly elected or appointed
                                       to examine or audit or have custody
                                       of or  access  to  PROPERTY  of the
                                       ASSURED, or

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 8 of 19

CONDITIONS AND
LIMITATIONS

DEFINITIONS                       (8)  each natural person, partnership or
(CONTINUED)                            corporation  authorized  by written
                                       agreement   with  the   ASSURED  to
                                       perform services as electronic data
                                       processor   of   checks   or  other
                                       accounting  records related to such
                                       checks but only while such  person,
                                       partnership   or   corporation   is
                                       actually  performing  such services
                                       and not:

                                       a.  creating, preparing, modifying or
                                           maintaining the ASSURED'S computer
                                           software or programs, or

                                       b.  acting as transfer agent or in any
                                           other  agency  capacity in issuing
                                           checks,  drafts or  securities for
                                           the ASSURED,

                                  (9)  any partner, officer or employee of
                                       an    investment     advisor,    an
                                       underwriter    (distributor),     a
                                       transfer   agent   or   shareholder
                                       accounting   recordkeeper,   or  an
                                       administrator,  for  an  INVESTMENT
                                       COMPANY   while   performing   acts
                                       coming  within  the  scope  of  the
                                       customary  and  usual  duties of an
                                       officer   or    employee    of   an
                                       INVESTMENT  COMPANY  or acting as a
                                       member   of  any   committee   duly
                                       elected or  appointed  to  examine,
                                       audit or have  custody of or access
                                       to   PROPERTY   of  an   INVESTMENT
                                       COMPANY.

                                       The term EMPLOYEE shall not include
                                       any partner, officer or employee of
                                       a   transfer   agent,   shareholder
                                       accounting      recordkeeper     or
                                       administrator:

                                       a.  which  is not an "affiliated person"
                                           (as defined in Section  2(a) of the
                                           Investment  Company Act of 1940) of
                                           an  INVESTMENT  COMPANY  or of  the
                                           investment  advisor or  underwriter
                                           (distributor)  of  such  INVESTMENT
                                           COMPANY, or

                                       b.  which is a "bank" (as defined in
                                           Section 2(a) of the Investment
                                           Company Act of 1940).
                                       This Bond does not afford coverage in favor of the employers of persons as set forth in e. (4), (5) and (8) above, and upon payment to the ASSURED by the COMPANY resulting directly from LARCENY OR EMBEZZLEMENT committed by any of the partners, officers or employees of such employers, whether acting alone or in collusion with others, an assignment of such of the ASSURED'S rights and causes of action as it may have against such employers by reason of such acts so committed shall, to the extent of such payment, be given by the ASSURED to the COMPANY, and the ASSURED shall execute all papers necessary to secure to the COMPANY the rights provided for herein.

                                  Each  employer  of  persons  as set forth in
                                  e.(4),  (5) and (8) above and the  partners,
                                  officers   and  other   employees   of  such
                                  employers shall collectively be deemed to be
                                  one  person  for  all the  purposes  of this
                                  Bond;   excepting,    however,   the   fifth
                                  paragraph of Section 13.

                                  Independent contractors not specified in e.(4), (5) or (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered EMPLOYEES.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 9 of 19

CONDITIONS AND
LIMITATIONS

DEFINITIONS                       f.   FORGERY  means the  signing of the
(CONTINUED)                            name of  another  natural person
                                       with  the  intent  to deceive but
                                       does  not  mean a  signature  which
                                       consists  in  whole  or in  part of
                                       one's  own  name,  with or  without
                                       authority,  in any capacity for any
                                       purpose.

                                  g.   INVESTMENT   COMPANY   means  any
                                       investment  company registered under
                                       the  Investment  Company Act of 1940
                                       and  listed  under the  NAME  OF
                                       ASSURED  on the DECLARATIONS.

                                  h.   ITEMS OF DEPOSIT  means one or more
                                       checks or  drafts  drawn upon a
                                       financial  institution in the United
                                       States of America.

                                  i.   LARCENY OR EMBEZZLEMENT means larceny
                                       or embezzlement as defined in Section
                                       37 of the Investment Company Act of
                                       1940.

                                  j. PROPERTY means money, revenue and other stamps; securities; including any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of deposit, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate,
                                       preorganization      certificate       or
                                       subscription,     transferable     share,
                                       investment    contract,   voting    trust
                                       certificate, certificate of deposit for a
                                       security, fractional   undivided interest
                                       in oil, gas, or other mineral rights, any
                                       interest or instruments commonly known as
                                       a security  under the Investment  Company
                                       Act  of  1940,  any other  certificate of
                                       interest or participation  in,  temporary
                                       or  interim certificate for, receipt for,
                                       guarantee of,  or  warrant  or  right  to
                                       subscribe  to  or  purchase  any  of  the
                                       foregoing;     bills     of     exchange;
                                       acceptances;  checks;  withdrawal orders;
                                       money   orders;   travelers'   letters of
                                       credit;  bills  of  lading;  abstracts of
                                       title;   insurance    policies,    deeds,
                                       mortgages  on  real  estate  and/or  upon
                                       chattels    and     interests    therein;
                                       assignments  of such policies, deeds   or
                                       mortgages;    other    valuable   papers,
                                       including books of  accounts   and  other
                                       records  used  by   the  ASSURED  in  the
                                       conduct of its business  (but   excluding
                                       all electronic  data processing records);
                                       and, all other instruments similar to or in the nature of the foregoing in which the ASSURED acquired an interest at the time of the ASSURED'S consolidation or merger with, or purchase of the principal assets of, a predecessor or which are held by the ASSURED for any purpose or in any capacity and whether so held gratuitously or not and whether or not the ASSURED is liable therefor.

                                  k.   RELATIVE  means  the spouse of an
                                       Employee  or partner of the ASSURED
                                       and any unmarried  child  supported
                                       wholly  by,  or  living in the home
                                       of,  such  Employee  or partner and
                                       being  related  to them  by  blood,
                                       marriage or legal guardianship.

                                  l.   SECURITIES, DOCUMENTS  OR  OTHER
                                       WRITTEN  INSTRUMENTS means original
                                       (including  original  counterparts)
                                       negotiable    or     non-negotiable
                                       instruments,     or     assignments
                                       thereof, which in and of themselves
                                       represent  an  equitable  interest,
                                       ownership, or debt and which are in
                                       the  ordinary  course  of  business
                                       transferable  by  delivery  of such
                                       instruments   with  any   necessary
                                       endorsements or assignments.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 10 of 19

CONDITIONS AND
LIMITATIONS

DEFINITIONS                       m.   SUBSIDIARY  means any organization
(CONTINUED)                            that, at the inception date of this
                                       Bond,  is named in the  APPLICATION
                                       or  is  created   during  the  BOND
                                       PERIOD and of which more than fifty
                                        percent  (50%)  of the  outstanding
                                       securities    or   voting    rights
                                       representing  the present  right to
                                       vote for  election of  directors is
                                       owned or  controlled by the ASSURED
                                       either  directly  or through one or
                                       more of its subsidiaries

                                  n.   TRANSPORTATION COMPANY means any
                                       organization which provides its own
                                       or   its   leased    vehicles   for
                                       transportation  or  which  provides
                                       freight  forwarding or  air express
                                       services.

                                  o.   VOICE INITIATED ELECTION  means  any
                                       election     concerning    dividend
                                       options   available  to  INVESTMENT
                                       COMPANY shareholders or subscribers
                                       which is  requested  by voice  over
                                       the telephone.

                                  p.   VOICE  INITIATED REDEMPTION means any
                                       redemption  of shares  issued by an
                                       INVESTMENT    COMPANY    which   is
                                       requested   by   voice   over   the
                                       telephone.

                                  q.   VOICE INITIATED FUNDS TRANSFER
                                       INSTRUCTION    means    any   VOICE
                                       INITIATED   REDEMPTION   or   VOICE
                                       INITIATED ELECTION.

                                  For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

GENERAL EXCLUSIONS -          2.  THIS  BOND  DOES NOT    DIRECTLY   OR
APPLICABLE   TO  ALL              INDIRECTLY    COVER:
INSURING  CLAUSES
                                  a.   loss  not   reported   to  the  COMPANY
                                       in writing within sixty (60) days after termination of this Bond as an entirety;

                                  b.   loss due to riot or civil  commotion
                                       outside the United States of America and
                                       Canada,  or any  loss  due to  military,
                                       naval   or   usurped   power,   war   or
                                       insurrection.    This    Section    2.b.,
                                       however,  shall not apply to loss  which
                                       occurs in transit  in the  circumstances
                                       recited in INSURING  CLAUSE 3., provided
                                       that when  such  transit  was  initiated
                                       there  was no  knowledge  on the part of
                                       any  person  acting  for the  ASSURED of
                                       such riot,  civil  commotion,  military,
                                       naval   or   usurped   power,   war   or
                                       insurrection;

                                  c.   loss resulting from the effects of
                                       nuclear    fission    or    fusion    or
                                       radioactivity;

                                  d. loss of potential income including,but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                                  e.   damages of  any   type   for which the
                                       ASSURED   is  legally   liable,   except
                                       compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                                  f. costs, fees and expenses incurred by the ASSURED in establishing the existence of or amount of loss under this Bond,
                                       except  to  the  extent   covered  under
                                       INSURING CLAUSE 11.;

                                  g.   loss resulting from indirect or
                                       consequential  loss of any nature;

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 11 of 19

CONDITIONS AND
LIMITATIONS

GENERAL EXCLUSIONS -              h.   loss  resulting from dishonest acts by
APPLICABLE TO ALL                      any member of the Board of  Directors or
INSURING CLAUSES                       Board of  Trustees of the ASSURED who is
(CONTINUED)                            not  an  EMPLOYEE,  acting  alone  or in
                                       collusion with others;

                                  i.   loss,  or  that  part  of  any loss,
                                       resulting   solely   from   any
                                       violation  by  the  ASSURED  or  by  any
                                       EMPLOYEE:

                                       (1) of any law regulating:

                                           a. the issuance, purchase or sale of
                                              securities,

                                           b. securities transactions on
                                              security or  commodity  exchanges
                                              or the over the counter  market,

                                           c. investment companies,

                                           d. investment  advisors,  or

                                       (2) of  any  rule  or  regulation  made
                                           pursuant  to any such law; or

                                  j.   loss of confidential information,
                                       material or data;

                                  k.   loss   resulting  from  voice requests or
                                       instructions     received    over    the
                                       telephone,    provided   however,   this
                                       Section 2.k. shall not apply to INSURING
                                       CLAUSE 7. or 9.

SPECIFIC EXCLUSIONS -         3.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY
APPLICABLE TO ALL INSURING        COVER:
CLAUSES EXCEPT INSURING           a.   loss  caused  by an  EMPLOYEE,  provided,
CLAUSE 1.                              however,  this  Section  3.a.  shall  not
                                       apply  to  loss  covered  under  INSURING
                                       CLAUSE 2. or 3.  which  results  directly
                                       from       misplacement,       mysterious
                                       unexplainable disappearance, or damage or destruction of PROPERTY;
                                  b.   loss  through the  surrender  of property
                                       away from premises of the ASSURED as a result of a threat:
                                       (1) to do  bodily  harm  to  any  natural
                                           person,  except  loss of  PROPERTY in
                                           transit in the  custody of any person
                                           acting as  messenger  of the ASSURED,
                                           provided  that when such  transit was
                                           initiated  there was no  knowledge by
                                           the ASSURED of any  such  threat, and
                                           provided  further  that this  Section
                                           3.b.  shall  not  apply  to  INSURING
                                           CLAUSE 7., or
                                       (2) to  do  damage  to  the  premises  or
                                           PROPERTY of the ASSURED;
                                  c.   loss  resulting  from  payments  made  or
                                       withdrawals from any account involving erroneous credits to such account;
                                  d.   loss involving ITEMS OF DEPOSIT which are
                                       not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING CLAUSE 10.;
                                  e.   loss of property while in the mail;

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 12 of 19

CONDITIONS AND
LIMITATIONS

SPECIFIC EXCLUSIONS -             f.   loss  resulting  from the failure for any
APPLICABLE TO ALL INSURING             reason  of  a  financial  or   depository
CLAUSES EXCEPT INSURING                institution,   its   receiver   or  other
CLAUSE 1.                              liquidator  to pay or  deliver  funds  or
(CONTINUED)                            other  PROPERTY to the  ASSURED  provided
                                       further that this Section 3.f.  shall not
                                       apply  to  loss  of  PROPERTY   resulting
                                       directly    from    robbery,    burglary,
                                       misplacement,   mysterious  unexplainable
                                       disappearance,   damage,  destruction  or
                                       removal from the  possession,  custody or
                                       control of the ASSURED.
                                  g.   loss of PROPERTY  while in the custody of
                                       a   TRANSPORTATION   COMPANY,    provided
                                       however, that this Section 3.g. shall not
                                       apply to INSURING CLAUSE 3.;
                                  h.   loss resulting  from  entries or  changes
                                       made    by   a    natural    person  with
                                       authorized  access to  a COMPUTER  SYSTEM
                                       who acts  in good faith  on instructions,
                                       unless  such  instructions   are given to
                                       that  person by a software contractor  or
                                       its    partner,   officer,  or   employee
                                       authorized  by  the  ASSURED  to  design,
                                       develop, prepare,  supply, service, write
                                       or  implement programs  for the ASSURED's
                                       COMPUTER SYSTEM; or
                                  i.   loss  resulting  directly  or  indirectly
                                       from the  input of data  into a  COMPUTER
                                       SYSTEM  terminal,  either on the premises
                                       of the  customer  of the ASSURED or under
                                       the  control  of  such a  customer,  by a
                                       customer   or   other   person   who  had
                                       authorized   access  to  the   customer's
                                       authentication    mechanism.

SPECIFIC EXCLUSIONS -         4.  THIS  BOND  DOES NOT  DIRECTLY  OR  INDIRECTLY
APPLICABLE TO ALL INSURING        COVER:
CLAUSES EXCEPT INSURING           a.   loss   resulting  from  the  complete  or
CLAUSES 1., 4., AND 5.                 partial  non-payment of or default on any
                                       loan  whether  such loan was  procured in
                                       good  faith or through  trick,  artifice,
                                       fraud  or  false   pretenses;   provided,
                                       however,  this  Section  4.a.  shall  not
                                       apply to INSURING CLAUSE 8.;
                                  b.   loss   resulting   from  forgery  or  any
                                       alteration;
                                  c.   loss  involving a  counterfeit  provided,
                                       however, this Section 4.c. shall not apply to INSURING CLAUSE 5. or 6.

LIMIT OF  LIABILITY/NON-      5.  At  all  times  prior  to  termination of this
REDUCTION  AND NON-               Bond, this  Bond shall continue in  force  for
ACCUMULATION OF LIABILITY         the  limit  stated  in the applicable sections
                                  of    ITEM    2.    of    the    DECLARATIONS,
                                  notwithstanding any previous loss for which the COMPANY may have paid or be liable to pay under this Bond provided, however, that the liability of the COMPANY under this Bond with respect to all loss resulting from:
                                  a.   any  one  act  of  burglary,  robbery  or
                                       hold-up, or attempt thereat, in which no EMPLOYEE is concerned or implicated, or

                                  b. any one unintentional or negligent act on the part of any one person resulting in damage to or destruction or misplacement of PROPERTY, or

                                  c.   all acts,  other than those  specified in
                                       a. above, of any one person, or

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 13 of 19

CONDITIONS AND
LIMITATIONS

LIMIT OF LIABILITY/NON-           d.   any one  casualty  or  event  other  than
REDUCTION AND NON-                     those specified in a., b., or c. above,
ACCUMULATION OF LIABILITY
(CONTINUED)                       shall be  deemed  to be one loss and  shall be
                                  limited to the applicable LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS of this Bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.

                                  All acts, as specified in c. above, of any one person which

                                  i. directly or indirectly aid in any way wrongful acts of any other person or persons, or

                                  ii. permit the continuation of wrongful acts of any other person or persons whether such acts are committed with or without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

DISCOVERY                         6.  This   Bond   applies  only to  loss first
                                  discovered by an officer of the ASSURED during the BOND PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                                  a. facts which may subsequently result in a loss of a type covered by this Bond, or

                                  b. an actual or potential claim in which it is alleged that the ASSURED is liable to a third party,

                                  regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.

NOTICE  TO  COMPANY  -        7.  a.   The ASSURED shall give the COMPANY notice
PROOF - LEGAL PROCEEDINGS              thereof  at  the   earliest   practicable
AGAINST  COMPANY                       moment,  not to  exceed  sixty  (60) days
                                       after  discovery  of loss,  in an  amount
                                       that   is  in   excess   of  50%  of  the
                                       applicable DEDUCTIBLE AMOUNT, as stated in ITEM 2. of the DECLARATIONS.

                                  b. The ASSURED shall furnish to the COMPANY proof of loss, duly sworn to, with full particulars within six (6) months after such discovery.

                                  c. Securities listed in a proof of loss shall be identified by certificate or bond numbers, if issued with them.

                                  d. Legal proceedings for the recovery of any loss under this Bond shall not be brought prior to the expiration of sixty (60) days after the proof of loss is filed with the COMPANY or after the expiration of twenty-four (24) months from the discovery of such loss.

                                  e. This Bond affords coverage only in favor of the ASSURED. No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 14 of 19

CONDITIONS AND
LIMITATIONS

NOTICE  TO  COMPANY  -            f.   Proof of loss involving  VOICE  INITIATED
PROOF - LEGAL PROCEEDINGS              FUNDS TRANSFER  INSTRUCTION shall include
AGAINST  COMPANY                       electronic     recordings     of     such
(CONTINUED)                            instructions.

DEDUCTIBLE AMOUNT             8.  The  COMPANY  shall  not be  liable  under any
                                  INSURING  CLAUSES  of this Bond on  account of
                                  loss  unless the  amount of such  loss,  after
                                  deducting the net amount of all reimbursement
                                  and/or  recovery   obtained  or  made  by  the
                                  ASSURED, other than from any Bond or policy of
                                  insurance  issued by an insurance  company and
                                  covering  such  loss,  or by  the  COMPANY  on
                                  account   thereof  prior  to  payment  by  the
                                  COMPANY  of  such  loss,   shall   exceed  the
                                  DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable
                                  LIMITS OF  LIABILITY  stated in ITEM 2. of the
                                  DECLARATIONS.

                                  There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any INSURANCE COMPANY.


VALUATION                     9.  BOOKS OF ACCOUNT OR OTHER RECORDS

                                  The value of any loss of PROPERTY consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                                  The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day immediately preceding discovery of such loss provided, however, that the value of any PROPERTY replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                                  In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                                  OTHER  PROPERTY

                                  The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality
                                  and  value,   whichever  is  less.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 15 of 19

CONDITIONS AND
LIMITATIONS
(CONTINUED)

SECURITIES SETTLEMENT         10. In the event of a loss of  securities  covered
                                  under this Bond, the COMPANY may, at its sole discretion, purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                                  The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                                  a. for securities having a value less than or equal to the applicable DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                                  b. for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                                  c. for securities having a value greater than the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT and portion in excess of the applicable LIMIT OF LIABILITY bears to the value of the securities.

                                  The value referred to in Section 10.a., b., and c. is the value in accordance with Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.


                                  The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                                  The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in Section 10.a., b., and c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain
                                  replacement    securities.


SUBROGATION - ASSIGNMENT -    11. In the event of a payment under this Bond, the
RECOVERY COMPANY shall be subrogated to all of the ASSURED'S rights of recovery against any person or entity to the extent of such payment. On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                                  Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                                  a. first, to the satisfaction of the ASSURED'S loss which would otherwise have been paid but for the fact that it is in excess of the applicable LIMIT OF LIABILITY,

                                  b.   second, to the COMPANY in satisfaction of
                                       amounts   paid  in   settlement   of  the
                                       ASSURED'S claim,

                                  c. third, to the ASSURED in satisfaction of the applicable DEDUCTIBLE AMOUNT, and


ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 16 of 19

CONDITIONS AND
LIMITATIONS

SUBROGATION - ASSIGNMENT -        d.   fourth, to the ASSURED in satisfaction of
RECOVERY                               any loss  suffered by the  ASSURED  which
(CONTINUED)                            was not covered under this Bond.

                                  Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.

COOPERATION OF ASSURED        12. At the  COMPANY'S  request  and at  reasonable
                                  times and places designated by the COMPANY, the ASSURED shall:

                                  a. submit to examination by the COMPANY and subscribe to the same under oath,

                                  b. produce for the COMPANY'S examination all pertinent records, and

                                  c. cooperate with the COMPANY in all matters pertaining to the loss.

                                  The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

TERMINATION                   13. If the  Bond is for a sole  ASSURED,  it shall
                                  not be terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and
                                  Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                  If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all
                                  ASSURED INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60)
                                  days prior to the effective date of such termination.
                                  This Bond will terminate as to any one ASSURED, other than an INVESTMENT COMPANY:

                                  a. immediately on the taking over of such ASSURED by a receiver or other liquidator or by State or Federal officials, or

                                  b. immediately on the filing of a petition under any State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                                  c. immediately upon such ASSURED ceasing to exist, whether through merger into another entity, disposition of all of its assets or otherwise.

                                  The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 17 of 19

CONDITIONS AND
LIMITATIONS

TERMINATION                       If any partner, director,  trustee, or officer
(CONTINUED)                       or  supervisory  employee  of an  ASSURED  not
                                  acting in collusion with an EMPLOYEE learns of any dishonest act committed by such EMPLOYEE at any time, whether in the employment of the ASSURED or otherwise, whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                                  a. shall immediately remove such EMPLOYEE from a position that would enable such EMPLOYEE to cause the ASSURED to suffer a loss covered by this Bond; and

                                  b. within forty-eight (48) hours of learning that an EMPLOYEE has committed any dishonest act, shall notify the COMPANY, of such action and provide full particulars of such dishonest act.

                                  The COMPANY may terminate coverage as respects any EMPLOYEE sixty (60) days after written notice is received by each ASSURED INVESTMENT COMPANY and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such EMPLOYEE.

OTHER  INSURANCE              14. Coverage  under this Bond shall  apply only as
                                  excess over any valid and collectible insurance, indemnity or suretyship obtained by or on behalf of:

                                  a.   the ASSURED,

                                  b.   a TRANSPORTATION COMPANY, or

                                  c. another entity on whose premises the loss occurred or which employed the person causing the loss or engaged the messenger conveying the PROPERTY involved.

CONFORMITY                    15. If  any   limitation   within   this  Bond  is
                                  prohibited by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

CHANGE OR  MODIFICATION       16. This  Bond  or  any  instrument   amending  or
                                  affecting this Bond may not be changed or modified orally. No change in or modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                                  If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 18 of 19

CONDITIONS AND
LIMITATIONS

CHANGE OR  MODIFICATION           If this Bond is for a joint ASSURED, no charge
(CONTINUED)                       or modification  which would adversely  affect
                                  the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT
                                  COMPANIES and to the  Securities  and Exchange
                                  Commission, Washington, D.C., by the COMPANY.

ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98) Page 19 of 19

                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)



You are hereby notified that, under the Terrorism Risk Insurance Act (the "Act"), effective December 26, 2007, this policy makes available to you insurance for losses arising out of certain acts of terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 85% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage.

However, if aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December
31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.


10-02-1281 (Ed. 1/2003)

If aggregate insured losses attributable to terrorism acts certified under the Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our insurer deductible under the Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is: $ -0-.

If you have any questions about this notice, please contact your agent or broker.



10-02-1281 (Ed. 1/2003)

                        IMPORTANT NOTICE TO POLICYHOLDERS

       All of the members of the Chubb Group of Insurance companies doing business in the United States (hereinafter "Chubb") distribute their products through licensed insurance brokers and agents ("producers"). Detailed information regarding the types of compensation paid by Chubb to producers on US insurance transactions is available under the Producer Compensation link located at the bottom of the page at www.chubb.com, or by calling 1-866-588-9478. Additional information may be available from your producer.

       Thank you for choosing Chubb.




10-02-1295 (ed. 6/2007)

                                IMPORTANT NOTICE:

THE SEC REQUIRES PROOF OF YOUR FIDELITY INSURANCE POLICY

Your company is now required to file an electronic copy of your fidelity insurance coverage (Chubb's ICAP Bond policy) to the Securities and Exchange Commission (SEC), according to rules adopted by the SEC on June 12, 2006.

Chubb is in the process of providing your agent/broker with an electronic copy of your insurance policy as well as instructions on how to submit this proof of fidelity insurance coverage to the SEC. You can expect to receive this information from your agent/broker shortly.

The electronic copy of your policy is provided by Chubb solely as a convenience and does not affect the terms and conditions of coverage as set forth in the paper policy you receive by mail. The terms and conditions of the policy mailed to you, which are the same as those set forth in the electronic copy constitute the entire agreement between your company and Chubb.

If you have any questions, please contact your agent or broker.


Form 14-02-12160 (ed. 7/2006)

                                          FEDERAL INSURANCE COMPANY

                                          Endorsement No.: 1

                                          Bond Number:     81458705

NAME OF ASSURED:  EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------

                           NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Excelsior Directional Hedge Fund of Funds Master Fund, LLC
Excelsior Venture Partners III, LLC
Excelsior Venture Investors III, LLC
Excelsior Absolute Return Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LTD.
Excelsior Absolute Return Fund of Funds Master Fund, LLC
Excelsior Buyout Investors, LLC
Excelsior Directional Hedge Fund of Funds (TE), LLC
Excelsior Directional Hedge Fund of Funds (TI), LLC
UST Global Private Markets Fund, LLC
Excelsior Directional Hedge Fund of Funds, Ltd.
Columbia Management Multi-Strategy Hedge Fund, LLC
BACAP Alternative Multi-Strategy Fund, LLC


This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2008

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date:  September 17, 2008


ICAP Bond
Form 17-02-0949 (Rev. 1-97) Page 1

                                                               ENDORSEMENT/RIDER

Effective date of
this endorsement/rider:  April 6, 2008    FEDERAL INSURANCE COMPANY

                                          Endorsement/Rider No:     2

                                          To be attached to and
                                          form a part of Bond No.   81458705

Issued to:  EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------

      DELETING VALUATION-OTHER PROPERTY AND AMENDING CHANGE OR MODIFICATION
                                   ENDORSEMENT

In consideration of the premium charged, it is agreed that this Bond is amended as follows:

1. The paragraph titled Other Property in Section 9, Valuation, is deleted in its entirety.

2. The third paragraph in Section 16, Change or Modification, is deleted in its entirety and replaced with the following:

      If this Bond is for a joint ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and the Securities and Exchange Commission, Washington, D.C., by the COMPANY.



The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Bond shall remain unchanged.



17-02-2437 (12/2006) rev.
Page 1

                                          FEDERAL INSURANCE COMPANY

                                          Endorsement No.:    3

                                          Bond Number:        81458705

NAME OF ASSURED:  EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------

                        NON-REGISTERED FUNDS ENDORSEMENT

It is agreed that this Bond is amended by deleting in its entirety from Section 1., Definitions, the definition of INVESTMENT COMPANY and substituting the following:

g. INVESTMENT COMPANY means any investment company listed under the NAME OF ASSURED on the DECLARATIONS.



This Endorsement applies to loss discovered after 12:01 a.m., on April 6, 2008.



ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date:  September 17, 2008


ICAP Bond
Form 17-02-5650 (Ed. 11-03)

                                          FEDERAL INSURANCE COMPANY

                                          Endorsement No.:    4

                                          Bond Number:        81458705

NAME OF ASSURED:  EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------

TERMINATION NON RENEWAL-NOTICE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1. By adding to Section 13., Termination, the following:

   "Termination By The Company

   Bonds In Effect For More Than Sixty (60) Days

   If this Bond has been in effect for more than sixty (60) days, or, if this Bond is a renewal, the COMPANY may terminate by providing written notice of cancellation at least sixty (60) days before the effective date of termination for at least one of the following reasons:

   1. Nonpayment of premium;

   2. Discovery of fraud or material misrepresentation in obtaining this Bond or in the presentation of a claim thereunder;

   3. Discovery of willful or reckless acts or omissions or violation of any provision of this Bond on the part of the ASSURED which substantially and materially increases any hazard insured against, and which occurred subsequent to the inception of the current BOND PERIOD;

   4. Conviction of the ASSURED of a crime arising out of acts increasing the hazard insured against;

   5. Material change in the risk which increases the risk of loss after insurance coverage has been issued or renewed, except to the extent that the COMPANY should reasonably have foreseen the change, or contemplated the risk when the contract was written;

   6. Determination by the Commissioner that the continuation of the Bond would jeopardize a COMPANY's solvency or would place the COMPANY in violation of the insurance laws of any state;

   7. Determination by the Commissioner that continuation of the present premium volume of the COMPANY would jeopardize the COMPANY'S policyholders, creditors or the public;

   8. Such other reasons that are approved by the Commissioner;

   9. Determination by the Commissioner that the COMPANY no longer has adequate reinsurance to meet the ASSUREDS needs;

   10. Substantial breaches of contractual duties, conditions or warranties; or

   11. Unfavorable underwriting facts, specific to the ASSURED, existing that were not present at the inception of the Bond.


ICAP Bond
Form 17-02-1360 (Rev. 10-99) Page 1

Bonds In Effect Sixty (60) Days Or Less

If this Bond has been in effect for sixty (60) days or less, and it is not a renewal Bond, the COMPANY may terminate for any reason by providing written notice of termination at least sixty (60) days before the effective date of termination.

Notice Of Termination

Notice of termination under this Section shall be mailed or delivered, by certified mail, return receipt provided by the United States Postal Service, to the ASSURED and to the authorized agent or broker, if any, at least sixty (60) days prior to the effective date of cancellation at the address shown on the DECLARATIONS of this Bond.

If this Bond is cancelled for nonpayment of premium, the COMPANY will mail or deliver, by certified mail, return receipt provided by the United States Postal Service, a written notice at least thirty (30) days before the effective date of cancellation. The cancellation notice shall contain information regarding the amount of premium due and the due date, and shall state the effect of nonpayment by the due date. Cancellation shall not be effective if payment of the amount due is made prior to the effective date of cancellation.

All notice of cancellation shall state the reason(s) for cancellation.

There is no liability on the part of, and no cause of action of any nature shall arise against, the COMPANY, its authorized representatives, its employees, or any firm, person or corporation furnishing to the COMPANY, information relating to the reasons for cancellation or nonrenewal, for any statement made by them in complying or enabling the COMPANY to comply with this Section, for the provision of information pertaining thereto, or for statements made or evidence submitted at any hearings conducted in connection therewith, if such information was provided in good faith and without malice.

Notice Of Nonrenewal

If the COMPANY elects not to renew this Bond, the COMPANY shall mail or deliver written notice, by certified mail, return receipt, provided by the United States Postal Service, to the ASSURED, at his last known address, at least sixty (60) days before the expiration date or before the anniversary date, if this Bond has been written for a term of more than one (1) year. Such notice shall also be mailed to the ASSURED'S agent or broker, if any.

Such notice shall contain all of the following:

a. Bond Number:

b. Date of Notice;

c. Reason for Cancellation;

d. Expiration Date of the Bond;

e. Effective Date and Hour of Cancellation.

Notice of nonrenewal shall not be required if the COMPANY or a COMPANY within the same insurance group has offered to issue a renewal Bond, the ASSURED has obtained replacement coverage or has agreed in writing to obtain replacement coverage, the ASSURED has requested or agreed to nonrenewal, or the Bond is expressly designated as nonrenewable.



ICAP Bond
Form 17-02-1360 (Rev. 10-99) Page 2

      Return Premium Calculations

      Any unearned premiums which have been paid by the ASSURED shall be refunded to the ASSURED on a pro rata basis if terminated by the COMPANY or the ASSURED. The unearned premiums shall be refunded to the ASSURED within forty-five (45) days of receipt of the request for cancellation or the effective date of cancellation, whichever is later.

      Conditional Renewal

      If the COMPANY offers or purports to renew the Bond, but on less favorable terms or at higher rates, the new terms or higher premiums may take effect on the renewal date, if the COMPANY mails or delivers by certified mail, return receipt provided by the United States Postal Service, to the ASSURED, notice of the new terms or premiums at least sixty (60) days prior to the renewal date. If the COMPANY notifies the ASSURED within sixty (60) days prior to the renewal date, the new terms or premiums do not take effect until sixty (60) days after the notice is mailed or delivered, in which case, the ASSURED may elect to cancel the renewal Bond within the sixty (60) day period. If the COMPANY does not notify the ASSURED of the new terms or premiums, the COMPANY shall continue the Bond at the expiring terms and premiums until notice is given or until the effective date of replacement coverage is obtained by the ASSURED, whichever occurs first."

2. It is further understood and agreed that for the purposes of Section 13., Termination, any occurrence listed in this Section shall be considered to be a request by the ASSURED to immediately terminate this Bond.




This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2008.




ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.









Date:  September 17, 2008



ICAP Bond
Form 17-02-1360 (Rev. 10-99) Page 3

Effective date of
this endorsement:   April 6, 2008         FEDERAL INSURANCE COMPANY

                                          Endorsement No.:    5

                                          To be attached to and form a part of
                                          Bond Number:        81458705


Issued to:  EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------

              COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.






ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date:  September 17, 2008





Form 14-02-9228 (Ed. 4/2004)